                                                                   EXHIBIT 10.15

                                 FIRST AMENDMENT
                                       TO
                                ESCROW AGREEMENT

          This First Amendment to Escrow Agreement (this "Amendment") is entered into as of August 9, 2001, by and among Red Robin Gourmet Burgers, Inc., a Delaware corporation ("RRGB"), Red Robin International, Inc., a Nevada corporation and a wholly owned subsidiary of RRGB ("Buyer"), Red Robin West, Inc., a Nevada corporation and a wholly owned subsidiary of Buyer ("Merger Sub"), the former stockholders of The Snyder Group Company, a Delaware corporation (the "Company"), set forth on the signature page hereto (the "Stockholders") and The Bank of New York as Escrow Agent (the "Escrow Agent"). Unless otherwise defined in this Amendment, capitalized words used herein shall have the meanings ascribed to them in that certain Escrow Agreement, dated as of May 11, 2000, by and among Buyer, Merger Sub, the Stockholders and the Escrow Agent (the "Escrow Agreement")

                                 R E C I T A L S
                                 - - - - - - - -

     A. Pursuant to the Escrow Agreement, the Stockholders deposited 2,500,000 shares of the common stock of Buyer, par value $0.001 per share (the "Escrow Shares") with the Escrow Agent as security for the accurateness and completeness of the representations, warranties, covenants, agreements and indemnities made by the Company and the Stockholders in that certain Agreement and Plan of Merger, dated as of February 18, 2000, by and among, Buyer, Merger Sub and the Company (the "Agreement and Plan of Merger"), and to satisfy any adjustments to the Stock Merger Consideration pursuant to Section 2.9 of the Agreement and Plan of Merger.

     B. On January 23, 2001, Buyer, RRGB and Red Robin Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of RRGB ("RRMS"), entered into a Merger Agreement (the "Merger Agreement") to provide for a corporate reorganization of Buyer whereby RRMS would be merged with and into Buyer (the "Merger"), with (a) Buyer continuing as the surviving corporation of such merger, and (b) each outstanding share (or any fraction thereof) of the common stock of Buyer being converted in such merger into a like number of shares of the common stock of RRGB, par value $0.001 per share ("RRGB Common Stock").

     C. Pursuant to a letter dated May 31, 2001 delivered by Buyer to the Escrow Agent in accordance with Section 5 of the Escrow Agreement, Buyer instructed the Escrow Agent to release 40% of the balance of the Escrow Shares currently owned by each Stockholder (the "Release").

     D. The parties hereto desire to enter into this Amendment in order to (i) substitute shares of RRGB Common Stock for the Escrow Shares that currently comprise a portion of the Escrow Assets and (ii) effect the Release.

     E. NOW, THEREFORE, taking into account the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and

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valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Substitution of Escrow Assets. The parties acknowledge and agree that
(i) the Escrow Shares deposited with the Escrow Agent pursuant to Section 2 of the Escrow Agreement have been cancelled in accordance with the Merger Agreement, (ii) an equal number of shares of RRGB Common Stock have been automatically substituted therefor, and (iii) RRGB shall hereby withhold from delivery to the Escrow Agent that number of shares of RRGB Common Stock necessary to effect the Release, which RRGB shall deliver to each Stockholder in accordance with the Escrow Agreement.

     2. No Surrender of Certificates. Until surrendered for transfer or exchange, each outstanding stock certificate deposited with the Escrow Agent that, immediately prior to the effective time of the Merger, evidenced the Escrow Shares shall be deemed and treated for all purposes to evidence the ownership of that number of shares of RRGB Common Stock equal to the number of Escrow Shares represented by such outstanding stock certificate.

     3. Parties. The Escrow Agreement is amended by deleting each reference to "Red Robin Holding Co., Inc." and inserting "Red Robin West, Inc." in its place, and by deleting each reference to "Harris Trust Company of California" and inserting "The Bank of New York" in its place.

     4. Ratification of Escrow Agreement. Except as specifically amended by this Amendment, the Escrow Agreement shall remain in full force and effect and the parties hereto hereby reaffirm all of the provisions of the Escrow Agreement as amended by this Amendment.

     5. Governing Law. The validity, meaning and effect of this Amendment shall be determined in accordance with the laws of the State of California applicable to contracts made and to be performed in that state.

     6. Further Assurances. The parties hereto agree to execute such other documents and perform such other acts as may be necessary or desirable to carry out the purposes of this Amendment.

     7. Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes, but all such counterparts shall constitute but one in the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                                        2

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          IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed and delivered as of the date set forth above.

                              RRGB:

                              RED ROBIN GOURMET BURGERS, INC.,
                              a Delaware corporation


                              By: /s/ James P. McCloskey
                                 -----------------------------------------------
                              Name: James P. McCloskey
                              Title Vice President & Chief Financial Officer


                              BUYER:

                              RED ROBIN INTERNATIONAL, INC.,
                              a Nevada corporation


                              By: /s/ James P. McCloskey
                                 -----------------------------------------------
                              Name: James P. McCloskey
                              Title:Vice President & Chief Financial Officer


                              MERGER SUB:

                              RED ROBIN WEST, INC.,
                              a Nevada corporation


                              By: /s/ James P. McCloskey
                                 -----------------------------------------------
                              Name: James P. McCloskey
                              Title:Vice President & Chief Financial Officer


                              THE STOCKHOLDERS



                              --------------------------------------------------
                              Michael J. Snyder

          IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed and delivered as of the date set forth above.

                              RRGB:

                              RED ROBIN GOURMET BURGERS, INC.,
                              a Delaware corporation


                              By: /s/ James P. McCloskey
                                 -----------------------------------------------
                              Name: James P. McCloskey
                              Title Vice President & Chief Financial Officer


                              BUYER:

                              RED ROBIN INTERNATIONAL, INC.,
                              a Nevada corporation


                              By: /s/ James P. McCloskey
                                 -----------------------------------------------
                              Name: James P. McCloskey
                              Title:Vice President & Chief Financial Officer


                              MERGER SUB:

                              RED ROBIN WEST, INC.,
                              a Nevada corporation


                              By: /s/ James P. McCloskey
                                 -----------------------------------------------
                              Name: James P. McCloskey
                              Title:Vice President & Chief Financial Officer


                              THE STOCKHOLDERS


                              /s/ Michael J. Snyder
                              --------------------------------------------------
                              Michael J. Snyder

                              /s/ Stephen Snyder
                              --------------------------------------------------
                              Stephen Snyder, individually and as the Trustee of the Stephen S. Snyder Intervivos Trust


                              /s/ Louise Snyder
                              --------------------------------------------------
                              Louise Snyder, individually and as the Trustee of the Louise Snyder Intervivos Trust



                              --------------------------------------------------
                              Michael E. Woods



                              --------------------------------------------------
                              Robert Merullo


                              SHAMROCK INVESTMENT COMPANY,
                              a Washington general partnership


                              By:
                                  ----------------------------------------------
                              Name:
                              Title:



                              --------------------------------------------------
                              George D. Hansen



                              --------------------------------------------------
                              Deborah Hansen



                              --------------------------------------------------
                              Beverly C. Brown



                              --------------------------------------------------
                              L.V. Brown, Jr.

                                        4

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                              --------------------------------------------------
                              Stephen Snyder, individually and as the Trustee of the Stephen S. Snyder Intervivos Trust



                              --------------------------------------------------
                              Louise Snyder, individually and as the Trustee of the Louise Snyder Intervivos Trust


                              /s/ Michael E. Woods
                              --------------------------------------------------
                              Michael E. Woods


                              /s/ Robert Merullo
                              --------------------------------------------------
                              Robert Merullo


                              SHAMROCK INVESTMENT COMPANY,
                              a Washington general partnership


                              By:
                                  ----------------------------------------------
                              Name:
                              Title:



                              --------------------------------------------------
                              George D. Hansen



                              --------------------------------------------------
                              Deborah Hansen



                              --------------------------------------------------
                              Beverly C. Brown



                              --------------------------------------------------
                              L.V. Brown, Jr.

                              --------------------------------------------------
                              Stephen Snyder, individually and as the Trustee of the Stephen S. Snyder Intervivos Trust



                              --------------------------------------------------
                              Louise Snyder, individually and as the Trustee of the Louise Snyder Intervivos Trust



                              --------------------------------------------------
                              Michael E. Woods



                              --------------------------------------------------
                              Robert Merullo


                              SHAMROCK INVESTMENT COMPANY,
                              a Washington general partnership


                              By: /s/ George D. Hansen
                                  ----------------------------------------------
                              Name:
                              Title:


                              /s/ George D. Hansen
                              --------------------------------------------------
                              George D. Hansen


                              /s/ Deborah Hansen
                              --------------------------------------------------
                              Deborah Hansen


                              /s/ Beverly C. Brown
                              --------------------------------------------------
                              Beverly C. Brown


                              /s/ George D. Hansen for L.V. Brown, Jr.
                              --------------------------------------------------
                              L.V. Brown, Jr.

                                        4

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                              THE BANK OF NEW YORK, as Escrow Agent


                              By: /s/ STEPHEN M BRUCE
                                  ----------------------------------------------
                              Name:  STEPHEN M BRUCE
                              Title: ASSISTANT VICE PRESIDENT

                                       5